Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Toll Brothers, Inc. (the "Company") on Form 10-Q for the three month period ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel H. Rassman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                                        JOEL H. RASSMAN

                                                        Joel H. Rassman
                                                        Chief Financial Officer
June 9, 2005